UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 24, 2011

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

ITEM 5.07 Submission of Matters to a Vote of Security Holders

(a)  On August 24, 2011, Daktronics, Inc. (the “registrant”) held its Annual Meeting of Shareholders for fiscal 2011 (“2011 Annual Meeting”).  Of the 41,707,633 shares of the Company’s common stock outstanding and entitled to vote at the 2011 Annual Meeting, 35,832,976 shares, or 85.91%, which constituted a quorum, were represented at the 2011 Annual Meeting.

(b)  The results of the votes on the proposals at the 2011 Annual Meeting were as follows.

Proposal 1.  Election of Directors.  The following individuals were elected as directors by the following vote, each to serve a three-year term that expires on the date of the Annual Meeting of Shareholders in 2014 or until his or her successor is duly elected:

	Number of Shares Voted
Director Nominee	For	Withheld	Broker Non-Votes
Robert G. Dutcher	24,562,500	702,868	10,567,608
Nancy D. Frame	24,268,861	996,507	10,567,608
Aelred J. Kurtenbach	24,334,475	930,893	10,567,608

Proposal 2.  Advisory (non-binding) vote on the compensation paid to our named executive officers.  The shareholders approved the compensation of the registrant’s named executive officers as described in its proxy statement for the 2011 Annual Meeting by the following advisory vote:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
24,189,803	874,040	201,525	10,567,608

Proposal 3.  Advisory (non-binding) vote on frequency of say-on-pay vote.  The shareholders expressed a preference that an advisory vote on the compensation of the registrant’s named executive officers occur every one year by the following advisory vote:

Number of Shares Voted
One Year	Two Years	Three Years	Abstain
12,802,586	451,557	11,897,325	113,900

Based on these results, the Board of Directors has determined that the registrant will hold advisory votes on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation occurs or until the Board of Directors otherwise determines that a different frequency for advisory votes on executive compensation is in the best interests of the shareholders.

Proposal 4.  Ratification of Appointment of Independent Registered Public Accounting Firm.  The appointment of Ernst & Young LLP as the registrant’s independent registered public accounting firm for fiscal 2012 was ratified by the following vote:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
35,314,045	434,164	84,767	-

Proposal 5.  Such Other Business as may Properly Come Before the Meeting or any Adjournment or Postponement Thereof.  The approval to transact such other business as may properly come before the meeting or any adjournment or postponement thereof was approved by the following vote:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
20,793,138	14,725,074	314,764	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ William R. Retterath
William R. Retterath, Chief Financial Officer

Date: August 26, 2011